                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITOR'S CONSENT

         We consent to the use in this Registration Statement of Southern Community Bancshares, Inc. on Form SB-2 of our report, dated January 12, 2002, appearing in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement.

         We also consent to the reference to our Firm under the caption "Experts" in such Joint Proxy Statement/Prospectus.


                                             /s/ Mauldin & Jenkins, LLC
                                             ----------------------------------

Atlanta, Georgia
June 25, 2002